Exhibit 99.1

                         Form 4 Joint Filer Information



Name:                                       Lagerinn ehf

Address:                                    Smaratorgi 1
                                            201 Kopavogi
                                            Republic of Iceland 104

Designated Filer:                           Jakup a Dul Jacobsen

Issuer & Ticker Symbol:                     Linens `n Things, Inc. (LIN)

Date of Event
 Requiring Statement:                       11/08/05

Signature:                                  By:     /s/ Jakup a Dul Jacobsen
                                                -------------------------------





Name:                                       TF Holding P/F

Address:                                    Kongabrungvin
                                            Post Box 329
                                            FO 110 Torshavn

Designated Filer:                           Jakup a Dul Jacobsen

Issuer & Ticker Symbol:                     Linens `n Things, Inc. (LIN)

Date of Event
 Requiring Statement:                       11/08/05

Signature:                                  By:     /s/ Gunnar i Lida
                                                -------------------------------